UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2018

INDOOR HARVEST CORP
(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

832-649-3998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 Entry Into a Material Definitive Agreement.

On September 14, 2018, Indoor Harvest Corp (the “Company”) entered into an 8% Fixed Convertible Promissory Note (the “Note”) with Tangiers Global, LLC (the “Lender”), in the aggregate principal amount of up to $550,000, with an initial principal amount of $170,000 which includes a $153,000 payment of the purchase price to the Company and a 10% original issue discount in the amount of $17,000. The maturity date of the Note for each payment made thereunder is six (6) months from the effective date of each such payment. Upon the occurrence of an event of default, as such term is defined under the Note, additional interest will accrue from the date of the event of default at a rate equal to the lower of 18% per annum or the highest rate permitted by law.

The Note is convertible at the option of the Lender at a conversion price of $0.08 per share into shares of the Company’s common stock. If there is a maturity default as such term is defined under the Note, the conversion price under the Note shall be adjusted to be equal to the lower of: (a) $0.08 or (b) 65% of the lowest trading price of the Company’s common stock during the 15 consecutive trading days prior to the date on which Lender elects to convert all or part of the Note.

The Company agreed to use the proceeds from the Note as follows: (1) $120,000 for general and administrative expenses and (2) $33,000 for outstanding payables. In connection with the Note, the Company caused its transfer agent to reserve 19,775,530 shares of the Company’s common stock, in the event that the Note is converted.

The foregoing description of the Note is only a summary of the material terms of the Note does not purport to be complete, and is qualified in its entirety by reference to the Note a copy of the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Form of $550,000 Promissory Note issued September 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDOOR HARVEST CORP.

Date: September 20, 2018	By:	/s/ Chad Sykes
Chad Sykes
Principal financial officer and principal accounting officer